Exhibit 99.1
Investing for a Strong Future June 2011

This document contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, including projections of Diamond’s results. The words “anticipate,” “expect,” “believe,” “goal,” “plan,” “intend,” “estimate,” “may,” “will,” “would” and similar expressions and variations thereof are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties. Actual results could differ materially from projections made in this release. Some factors that could cause actual results to differ from our expectations include the timing of closing the transaction and the possibility that the transaction is not consummated, risks of integrating acquired businesses and entering markets in which we have limited experience, availability and pricing of raw materials, impact of additional indebtedness, loss of key suppliers, customers or employees, and an increase in competition. A more extensive list of factors that could materially affect our results can be found in Diamond’s periodic filings with the Securities and Exchange Commission. They are available publicly and on request from Diamond’s Investor Relations Department

In connection with the proposed transaction between Diamond and P&G, Diamond filed a registration statement on Form S-4 with the SEC, but this registration statement has not become effective. This registration statement included a proxy statement of Diamond that also constitutes a prospectus of Diamond, and will be sent to the shareholders of Diamond after it has been finalized. Shareholders are urged to read the proxy statement/prospectus and any other relevant documents when they become available, because they will contain important information about Diamond, Pringles and the proposed transaction. The proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents (when they are available) can also be obtained free of charge from Diamond upon written request to Diamond Foods, Inc., Investor Relations, 600 Montgomery Street, San Francisco, California 94111 or by calling (415) 445-7425, or from P&G upon written request to The Procter & Gamble Company, Shareholder Services Department, P.O. Box 5572, Cincinnati, Ohio 45201-5572 or by calling (800) 742-6253. This communication is not a solicitation of a proxy from any security holder of Diamond. However, P&G, Diamond and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Diamond Foods, Inc. may be found in its 2010 Annual Report on Form 10-K filed with the SEC on October 5, 2010, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on November 26, 2010. Information about the directors and executive officers of The Procter & Gamble Company may be found in its 2010 Annual Report on Form 10-K filed with the SEC on August 13, 2010, and its definitive proxy statement relating to its 2010 Annual Meeting of Shareholders filed with the SEC on August 27, 2010.

Created new snack nut brand in 2004 •Fastest growing major brand in snack nuts with >10% market share •Increased scale with snack buyer and in snack aisle in 2008 •Has gained >200 bps of market share •#1 brand in culinary nuts •Category leader with market share 10x the next largest brand •Added fast-growing premium snack brand and international platform in 2010 •Growth outpaces the category s Source: A.C. Nielsen. U.S. Grocery and FDMx; Diamond estimates. Announced merger in 2011 •Pending addition of global, iconic brand in snack aisle

Sinificant Runway Avaiblable in Current Diamond Portfolio Pending close at end of 2011

Estimate of Distribution Penetration(10%)(5%)0%5%10%15%20%25%(10%)(8%)(6%)(4%)(2%)0%2%4%6%8%10%Category Growth (52 weeks)Brand Growth (%) 5Source: Nielsen U.S. FDMx 52 weeks ending February 19, 2011 for Emerald and Pop Secret; Nielsen U.S. Grocery 52 weeks ending February 19, 2011for Diamond and Kettle. Euromonitor. Diamond estimates. Line represents equal category and brand growth rates

$482$943-95320052011e P Notes: Culinary segment includes sales of In-shell segment; 2011 estimate range is guidance provided on June 2, 2011 (1)YTD April 2011 •Optimizing Product Mix •Expanding Distribution •Strategic Acquisitions •Leveraging Scale 85%(1) Gross Margin10.5% 26.5% 49% (1)

History of Margin Expansion

Gross Margin



40%
35%
30%
25%
20%
15%
10%
5%
0%
10.5%
14.3%
15.0%
16.6%
23.7%
23.7%
25.7%–
26.7%
2005
2006
2007
2008
2009
2010
2011E(1)

Operating Margin



15%
12%
9%
6%
3%
0%
(3%)
(1.4%)
2.8%
3.0%
4.5%
8.0%
9.5%
11.0%–
12.0%
2005
2006
2007
2008
2009
2010
2011E(1)

8

Note: 2005 Results Pre-IPO.
(1) Guidance range as presented on June 2, 2011.

Emerald •Patented Glazed Process •Patent-pendingCocoa and Cinnamon Roast Process •Proprietary, on-the-go packaging •Sweet and Salty •Breakfast on the go! Diamond •Recipe ready formats •Nut Toppings •Patented Glazed Process Pop-Secret •Jumbo Kernels •Patented Salt Application •Magic Colors Kettle •KrinkleCut •Reduced Fat •Kettle Baked •Ridge Crisps •TIAS!

Advertising Television Print Outdoor Online Sponsorships Movie Sponsorships ING NYC Marathon Emerald Final Five U.S. Olympic TeamContentWebsitesBooksOnline VideoMagazines Retail Point of Purchase Coupons Holiday Packaging In-store Promotion Media Super Bowl XLIV ABC • USA ESPN • TNT TBS • A&E

Excellent Strategic Fit —Platform for Growth •Financially Compelling —Double-digit EPS Accretive, Margin Expansion and Significantly Enhanced Free Cash Flow Generation •Diamond will be the #1 pure play Global Snack Food Company •Improves Product Mix with Iconic Profitable $1 Billion+ Brand •Enhances Global Reach, Geographic Diversity and World-Class Infrastructure •Increases Scale and Effectively Leverages Existing Diamond Go-To-Market Infrastructure and Supply Chain for over 50% of Pringles Sales •Diversifies Retail Customer Base Allowing for Greater Access and Leverage Source: Euromonitor 2009 Global Sweet & Savory Snacks Category.

EBITDA Margin$943—$953$1,400—$1,425$2,340-$2,380 $142—$145$235-$242$400—$410n (1)Represents growth of 2—4% growth over 2010. (2)Represents growth of 7—10% growth over 2010. (3)Includes $25 million of synergies. Notes: Represents Fiscal Year End June (Pringles) forecast and July (Diamond) guidance, which was issued on June 2, 2011. Some figures rounded. Diamond Diamond S)(1) (2) (3)

Financially Compelling – Margin Expansion and De-levering (Pro Forma 2011)

Gross Margin Expansion



26% - 27%
31% - 33%
Diamond Today (1)
Pro Forma Diamond

EBITDA Margin Expansion



~15%
~17%
Diamond Today (1)
Pro Forma Diamond

EBITDA ($mm)



$142 - $145
$400 - $410
Diamond Today (1)
Pro Forma Diamond

Leverage Ratio



3.9x
<3.5x
<3.0x
Diamond Today (2)
Pro Forma Diamond 2012 (3)
Pro Forma Diamond 2013 (3)

Note: Pro Forma 2011 except for leverage.

(1) Public guidance range for FY 2011 provided on June 2, 2011. Gross margin guidance provided was 25.7% - 26.7%; numbers rounded above.

(2) As of April 30, 2011

(3) If additional $200M in debt assumption due to collar, 0.5x higher in 2012 and 2013; if debt assumption lower by $150M, .4x lower 2012 and 2013.

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KDV Group Retail Snack Sales ($ mm) Share 1 $27,697 28.3% 2PF $3,272 3.3% 2 2,364 2.4% 3 1,909 2.0% 4 1,731 1.8% 5 1,547 1.6% 6 1,397 1.4% 7 1,373 1.4% 8 908 0.9% 9 884 0.9% 10 767 0.8% C Source: Euromonitor 2009 Global Sweet & Savory Snacks Category. s Retail Snack Sales ($ mm) Share 1 $7,347 7.5% 2 3,560 3.6% 3 2,747 2.8% 4 2,356 2.4% 5 2,178 2.2% 6 1,943 2.0% 7 1,343 1.4% 8 1,135 1.2% 9 1,066 1.1% 10 1,058 1.1%

Leader in Brand Awareness: Pringles' Top 3 Sales Countries

United States


96
96
95
92
90
80
67
59
Pringles
Lays
Doritos
Ruffles
Goldfish
Sun Chips
Kettle
Lays Stax

Germany


91
87
82
75
74
56
14
Pringles
Chio Chips
Funny Frisch
Crunchips
Pom-Bar
Lorenz Erdnuss Locken
Doritos

United Kingdom


98
96
94
92
92
91
86
85
Walkers
Pringles
Hula Hoops
McCoys
Doritos
Quavers
Wotsits
Kettle

$2 billion invested in brand building over the past decade has contributed to Pringles awareness and strength

15

Note: Aided brand awareness.

Strong Equity in the Social Media Space


Pringles
Happy
10 Million
Likes
Day

Highlights

- Top 10 global brand on Facebook joining other iconic brands such as Coca-Cola, Starbucks and Disney
  - ~14 million likes
  - 70 -100 wall posts per day
  - ~70 tweets per hour on Twitter

Facebook & Twitter Posts

- Amo Las Pringles ♥
  I Love Pringles ♥
- Dear Pringles, I cannot fit my hand inside your tube of deliciousness. Love, me.
- MVC – Most Valuable Chips!!!

facebook twitter YouTube Broadcast Yourself flickr

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Two state-of-the-art, high speed manufacturing facilities •“Local Investment Line” sites with reduced capital investment requirements—Reduces exchange rate risk and eliminates import duties in emerging regions —Lowers distribution expense (1)Currently planning to develop Local Investment Lines in Brazil.High-Speed Facilities Local Investment Line Facilities (1) Jackson, Tennessee Mechelen, Belgium Johor, Malaysia Fujian, China Brazil (2011)(1)

Source: Euromonitor 2009. Represents the dollar share of potato chip and extruded snacks category. Opportunity to increase share in

AcMarket Retail Sales —Market $mm Size Historical CAGR(1) Projected Market CAGR(2) Brazil $1,445 Turkey 311 China 2,335 Russia 944 Thailand 383 Mexico 1,257 6.0%6.2%6.7%8.6%9.9%10.1%5.8%5.9%13.0%7.3%6.4%12.4%7.0%7.1%9.7%2.4%6.5%21.8%Market CAGRPringles CAGR Source: Euromonitor Potato Chips and Extruded Snacks. (1) Historical CAGR from 2004 —2009. (2) Projected CAGR from 2010 —2015.(3)

Note: Pro forma for 2011 fiscal year . Source: Companies Estimates. Culinary24%In-shell4%Other14%Western Europe16%ROW5%Culinary10%In-shell1%Other6% Western Europe28%ROW18% Snack58% North America 79% Snack 83%North America54%

Source: (Pringles) Corporate Consumer Market Knowledge (CMK), Diamond estimatesGrocery25%Mass48%C-Store12%Club4%Other11%Pringles Grocery75%Mass11%Club9%Other5%Opportunity to bring enhanced focus and execution to the Pringles brand in grocery

Fiscal Year Ending July 31 Total Net Sales $571M $680M $943-$953M $1,800M -$1,900M EBITDA $61M $85M $142-$145M $300M -$310M EBITDA Margin 11% 13% ~ 15% 16 -17% EPS $1.47 $1.91 $2.48 -$2.52 $3.00 -$3.10 >$4.00 Diamond Historical and Current Guidance (1)Guidance provided on June 2, 2011. (2)Assuming calendar 2011 year end close (seven months of Pringles results), no exercise of collar, excluding transaction-related costs; $25 million in synergies. Combined Company Guidance (2)